DEFERRED CHARGES	12 Months Ended
Dec. 31, 2012
Deferred charges [Abstract]
DEFERRED CHARGES
13.   DEFERRED CHARGES

(in thousands of $)	2012	2011
Capitalized financing fees and expenses	3,405	3,414
Accumulated amortization	(2,183)	(1,304)
	1,222	2,110

During the years ended December 31, 2012, 2011 and 2010, $0.3 million, $0.0 million and $0.0 million, respectively, was charged against income as a result of early loan repayments.